Exhibit 4.2

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06(h) OF THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.10 OF THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

(1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE “SECURITIES ACT”) (A “QIB”) OR (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR FOR THE BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFF-SHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,

(2) AGREES THAT IT WILL NOT, WITHIN, THE TIME PERIOD REFERRED TO UNDER RULE 144(d)(1) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB OR AN ACCREDITED INVESTOR PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB OR AN ACCREDITED INVESTOR, RESPECTIVELY, IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION (OTHER THAN PROVIDED BY RULE 144) UNDER THE SECURITIES ACT (IF AVAILABLE AND PROVIDED THAT PRIOR TO SUCH TRANSFER, THE TRUSTEE IS

FURNISHED WITH AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(D) OR (2)(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANING GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT.

No. A-2	$25,000,000
CUSIP No. 21687W AA3 ISIN No. US21687WAA36

COOPER-STANDARD HOLDINGS INC.

Senior PIK Toggle Notes due 2018

Cooper-Standard Holdings Inc., a Delaware corporation, promises to pay to Cede & Co., or registered assigns, the principal sum listed on the Schedule of Increases or Decreases in Global Security attached hereto on April 1, 2018.

Interest Payment Dates: April 1 and October 1.

Record Dates: March 15 and September 15.

Additional provisions of this Security are set forth on the other side of this Security.

[Signature page follows]

Dated: May 20, 2013

COOPER-STANDARD HOLDINGS INC.

By:
Name: Title:

[Cooper-Standard Holdings Inc. PIK Toggle Notes due 2018 - 144A Note 2]

Dated: May 20, 2013

TRUSTEE’S CERTIFICATE OF AUTHENTICATION U.S. BANK NATIONAL ASSOCIATION, as Trustee, certifies that this is one of the Securities referred to in the Indenture.

By
Authorized Signatory

[Cooper-Standard Holdings Inc. PIK Toggle Notes due 2018 - 144A Note 2]

REVERSE SIDE OF INITIAL SECURITY

Senior PIK Toggle Note due 2018

1. Interest

The Company promises to pay interest on the principal amount of this Security at the rate of 7.375% per annum with respect to Cash Interest (as defined below) and 8.125% per annum with respect to any PIK Interest. The Company will pay interest semiannually on April 1 and October 1 (each such date, an “Interest Payment Date”) of each year, commencing October 1, 2013. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from April 3, 2013. Interest will be computed on the basis of a 360-day year of twelve 30-day months. All Securities issued pursuant to a PIK Payment will mature on April 1, 2018 and will be governed by, and subject to the terms, provisions and conditions of, the Indenture and shall have the same rights and benefits as the Securities issued on the Issue Date.

2. Method of Payment

The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the March 15 or September 15 (each such date, a “Regular Record Date”) next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date.

Except as provided in the immediately succeeding sentence and the definition of “Applicable Amount” below, interest on the Securities shall be payable entirely in cash (such interest, “Cash Interest”) on the then outstanding principal amount of the Securities. For any Interest Period (as defined below) after the initial Interest Period, if the Applicable Amount (as defined below) as determined on the Determination Date (as defined below) for such Interest Period shall:

equal or exceed 75%, but be less than 100%, of the aggregate amount of Cash Interest that would otherwise be due on the relevant Interest Payment Date, then the Company may, at its option, elect to pay interest on (a) 25% of the then outstanding principal amount of the Securities by increasing the principal amount of the then outstanding Global Securities or by issuing PIK Securities and (b) 75% of the then outstanding principal amount of the Securities in cash;

equal or exceed 50%, but be less than 75%, of the aggregate amount of Cash Interest that would otherwise be due on the relevant Interest Payment Date, then the Company may, at its option, elect to pay interest on (a) 50% of the then outstanding principal amount of the Securities by increasing the principal amount of the then outstanding Global Securities or by issuing PIK Securities and (b) 50% of the then outstanding principal amount of the Securities in cash;

equal or exceed 25%, but be less than 50%, of the aggregate amount of Cash Interest that would otherwise be due on the relevant Interest Payment Date, then the Company may, at its option, elect to pay interest on (a) 75% of the then outstanding principal amount of the Securities by increasing the principal amount of the then outstanding Global Securities or by issuing PIK Securities and (b) 25% of the then outstanding principal amount of the Securities in cash; or

be less than 25% of the aggregate amount of Cash Interest that would otherwise be due on the relevant Interest Payment Date, then the Company may, at its option, elect to pay interest on the Securities entirely by increasing the principal amount of the then outstanding Global Securities or by issuing PIK Securities.

The insufficiency or lack of funds available to the Company to pay Cash Interest as required by the preceding paragraph shall not permit the Company to pay PIK Interest (including Partial PIK Interest) in respect of any Interest Period and the sole right of the Company to elect to pay PIK Interest shall be as (and to the extent) provided in the immediately preceding paragraph.

As used herein,

(i) “Applicable Amount” shall be the amount equal to the sum (without duplication) of (i) (a) the maximum amount of all dividends and distributions which, as of the applicable Determination Date, would be permitted to be paid in cash to the Company (in a manner that does not restrict the use of such cash for paying Cash Interest) by all direct and indirect Restricted Subsidiaries of the Company after giving effect to all corporate, shareholder or other comparable actions required in order to make such payment, requirements of applicable law and all restrictions on the ability to make such dividends or distributions which are otherwise permitted by the covenant described under Section 4.05 of the Indenture (including, without limitation, any restrictions and limitations in the Credit Agreement, the Existing Indebtedness or any agreement that amends, modifies, renews, increases, supplements, refunds, replaces or refinances such Indebtedness) and, in each case, without regard to whether any such Restricted Subsidiary shall have any funds available to make any such dividends or distributions less (b) $10.0 million and (ii) (a) all cash and Cash Equivalents on hand at the Company as of such Determination Date (other than any cash and Cash Equivalents on hand at the Company which have been distributed to the Company and the distribution of which is conditioned upon such cash and Cash Equivalents being utilized for a purpose other than paying Cash Interest (including, without limitation, amounts permitted to be distributed to the Company solely for the purpose of paying taxes attributable to the Company’s consolidated Subsidiaries) as the result of restrictions on the ability to make such dividends or distributions; provided such restrictions are otherwise permitted by the covenant described under Section 4.05 of the Indenture (including, without limitation, any restrictions and limitations in the Credit Agreement, the Existing Indebtedness or any agreement that amends, modifies, renews, increases, supplements, refunds, replaces or refinances such Indebtedness)) less (b) $2.0 million; provided that (x) there shall be excluded from this clause (ii) any net proceeds from the Securities issued on the Issue Date pending the final application of such proceeds pursuant to Sections 3.07 and 4.14 of the Indenture and (y) the amount pursuant to this clause (ii) shall not be less than $0.

To the extent that interest on the Securities with respect to an Interest Period will not be paid entirely in cash, the Applicable Amount shall be calculated by the Company and shall be set forth in an Officer’s Certificate delivered to the Trustee prior to the first day of the relevant Interest Period in which it is to be applied, which Officer’s Certificate shall set forth in reasonable detail the Company’s determination of each component of this definition and in the case of clause (i)(a) identifying in reasonable detail the applicable restriction(s) and the maximum amount of funds which may be paid after giving effect to such restriction. To the extent the Company is required to pay Cash Interest for all or any portion of the interest due on any Interest Payment Date, the Company shall and shall cause each of its Restricted Subsidiaries to take all such shareholder, corporate and other actions necessary or appropriate to permit the making of any such dividends or distributions;

“Determination Date” shall mean, with respect to each Interest Period, the fifteenth calendar day immediately prior to the first day of the relevant Interest Period; and

“Interest Period” shall mean the period commencing on and including an Interest Payment Date and ending on and including the day immediately preceding the next succeeding Interest Payment Date, with the exception that the first Interest Period shall commence on and include the Issue Date and end on and include September 30, 2013 (the Interest Payment Date for any Interest Period shall be the Interest Payment Date occurring on the day immediately following the last day of such Interest Period).

In the event that the Company shall determine to pay PIK Interest (including Partial PIK Interest) for any Interest Period, then the Company shall deliver a notice to the Trustee following the Determination Date but prior to the first day of the relevant Interest Period, which notice shall state the total amount of interest to be paid on such Interest Payment Date and the amount of such interest to be paid as PIK Interest or Partial PIK Interest, as the case may be. The Trustee shall promptly deliver a copy of the notice to the Holders. Interest for the first Interest Period commencing on the Issue Date shall be payable entirely in cash.

Notwithstanding anything to the contrary, the payment of accrued interest in connection with any redemption or repurchase of Securities as described under Section 3.07 of the Indenture or in connection with any repurchase of Securities as described under Sections 4.06 and 4.09 shall be made solely in cash.

Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal (and premium, if any) and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Principal of, premium, if any, and Cash Interest on the Securities will be payable at the office or agency of the Company maintained for such purpose or, at the option of the Company, payment of Cash Interest may be made through the paying agent by check mailed to the Securityholders at their respective addresses set forth in the register of Securityholders; provided that all payments of principal, premium, if any, and Cash Interest with respect to the Securities represented by one or more global notes registered in the name of or held by DTC or its nominee will be made through the paying agent by wire transfer of immediately available funds to the accounts specified by the Securityholder or Securityholders thereof; provided, however, that payments on a certificated Security may be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion). Until otherwise designated by the Company, the Company’s office or agency will be the office of the Trustee maintained for such purpose. Any PIK Interest (including Partial PIK Interest) on the Securities will be payable (x) with respect to Securities represented by one or more Global Securities registered in the name of, or held by, DTC or its nominee on the relevant record date, by increasing the principal amount of the outstanding Global Securities by an amount equal to the amount of PIK Interest for the applicable Interest Period (rounded down to the nearest whole dollar) and (y) with respect to Securities represented by certificated Securities, by issuing PIK Securities in certificated form in an aggregate principal amount equal to the amount of PIK Interest for the applicable Interest Period (rounded down to the nearest whole dollar), and the Trustee will, at the request of the Company, authenticate and deliver such PIK Securities in certificated form for original issuance to the holders on the relevant Regular Record Date, as shown by the records of the register of holders. In the event that the Company is entitled to and elects to pay Partial PIK Interest for any Interest Period, each holder will be entitled to receive Cash Interest in respect of the applicable percentage of the principal amount of the Securities held by such holder on the relevant Regular Record Date and PIK Interest in respect of the remaining percentage of the principal amount of the Securities held by such holder on the relevant Regular Record Date. Following an increase in the principal amount of the outstanding Global Securities as a result of a

PIK Payment, the Global Securities will bear interest on such increased principal amount from and after the date of such PIK Payment. Any PIK Securities issued in certificated form will be dated as of the applicable Interest Payment Date and will bear interest from and after such date. All Securities issued pursuant to a PIK Payment will mature on April 1, 2018 and will be governed by, and subject to the terms, provisions and conditions of, the Indenture and shall have the same rights and benefits as the Securities issued on the Issue Date. Any certificated PIK Securities will be issued with the description “PIK” on the face of such PIK Security.

3. Paying Agent and Registrar

Initially, U.S. Bank National Association, a national banking association (the “Trustee”), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4. Indenture

The Company issued the Securities under an Indenture dated as of April 3, 2013 (as amended, modified and supplemented, the “Indenture”), between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. §§ 77aaa-77bbbb) as in effect on the date of the Indenture (the “Act”). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities include all such terms, and Securityholders are referred to the Indenture and the Act for a statement of those terms.

The Securities are senior unsecured obligations of the Company. The Company shall be entitled, subject to its compliance with Section 4.03 of the Indenture, to issue Additional Securities pursuant to Section 2.13 of the Indenture. The Initial Securities issued on the Issue Date, any PIK Securities and any Additional Securities will be treated as a single class for all purposes under the Indenture including waivers, amendments, redemptions and offers to purchase; provided, however, that if any such Additional Securities are not fungible with the Securities (including any outstanding PIK Securities), such Additional Securities shall have a different CUSIP number (or other applicable identifying number). The Indenture contains covenants that, among other things, limit the ability of the Company and its subsidiaries to incur additional indebtedness; pay dividends or distributions on, or redeem or repurchase capital stock; make investments; engage in transactions with affiliates; transfer or sell assets; guarantee indebtedness; restrict dividends or other payments of subsidiaries; and consolidate, merge or transfer all or substantially all of its assets and the assets of its subsidiaries. These covenants are subject to important exceptions and qualifications.

5. Optional Redemption

Except as set forth below, the Company shall not be entitled to redeem the Securities.

On and after April 1, 2014, the Company shall be entitled at its option to redeem all or a portion of the Securities upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed in percentages of principal amount on the redemption date), plus accrued and unpaid interest to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period commencing on April 1 of the years set forth below:

Period	Redemption Price
2014	102.000%
2015	101.000%
2016 and thereafter	100.000%

Prior to April 1, 2014, the Company will be entitled at its option to redeem all or any portion of the Securities at a redemption price equal to 100% of the principal amount of such Securities plus the Applicable Premium as of, and any accrued and unpaid interest to, the redemption date (subject to the right of the Securityholders on the relevant record date to receive interest due on the relevant interest payment date). Notice of such redemption must be mailed by first-class mail to each Securityholder’s registered address, not less than 30 nor more than 60 days prior to the redemption date.

Prior to April 1, 2014, the Company will be entitled at its option on one or more occasions to redeem all or a portion of the Securities issued at a redemption price (expressed as a percentage of principal amount) of 102.000%, plus accrued and unpaid interest to the redemption date, with the net cash proceeds from one or more Equity Offerings; provided, however, each such redemption occurs within 90 days after the date of the related Equity Offering.

6. Selection and Notice of Redemption

If the Company is redeeming less than all the Securities at any time, the Trustee will select Securities in compliance with the requirements of the principal national securities exchange, if any, on which such Securities are listed, or, if such Securities are not so listed, on a pro rata basis or by lot or such similar method in accordance with the procedures of DTC; provided that no Securities of $2,000 or less shall be purchased or redeemed in part (or if a PIK Payment has been made, no Securities of $1.00 and any integral multiple of $1.00 in excess thereof can be redeemed or repurchased in part).

With respect to any redemption, the Company will cause notices of redemption to be sent electronically or mailed by first-class mail or provided otherwise in accordance with the procedures of DTC at least 30 but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at its registered address, except that redemption notices may be sent or mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Securities or a satisfaction and discharge of the Indenture. Notwithstanding anything to the contrary contained in the Indenture, notice of a redemption upon an Equity Offering may be made in advance of an Equity Offering, subject to one or more conditions precedent, including but not limited to the consummation of such Equity Offering.

If any Security is to be redeemed in part only, the notice of redemption that relates to that Security will state the portion of the principal amount thereof to be redeemed. The Company will issue a new Security in a principal amount equal to the unredeemed portion of the original Security in the name of the Holder upon cancellation of the original Security. Securities called for redemption become due on the date fixed for redemption. On and after the redemption date, interest will cease to accrue on Securities or portions of them called for redemption.

7. Put Provisions

Upon a Change of Control after the Issue Date, any Holder of Securities will have the right to cause the Company to repurchase all or any part of the Securities of such Holder at a repurchase price equal to 101% of the principal amount of the Securities to be repurchased plus accrued and unpaid interest to the date of repurchase (subject to the right of holders of record on the relevant record date to receive interest due on the related interest payment date) as provided in, and subject to the terms of, the Indenture.

8. Denominations; Transfer; Exchange

The Securities are in registered form in minimum denominations of $2,000 principal amount and whole multiples of $1,000 in excess thereof (other than PIK Securities which may be issued in minimum denominations of $1.00 and any integral multiple thereof, and any increase in the principal amount of the Global Securities as a result of PIK Interest may be made in integral multiples of $1.00). A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed or between a record date and the next succeeding interest payment date.

9. Persons Deemed Owners

The registered Holder of this Security may be treated as the owner of it for all purposes.

10. Unclaimed Money

If money for the payment of principal (and premium, if any) or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

11. Discharge and Defeasance

Subject to certain conditions, the Company at any time shall be entitled to terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal (and premium, if any) and interest on the Securities to redemption or maturity, as the case may be.

12. Amendment, Waiver

Subject to certain exceptions set forth in the Indenture, (1) the Indenture and the Securities may be amended with the written consent of the Holders of at least a majority in principal amount outstanding of the Securities and (2) any default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in principal amount outstanding of the Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company, the Subsidiary Guarantors, if any, and the Trustee shall be entitled to amend the Indenture or the Securities (i) to cure any ambiguity, omission, defect, mistake or inconsistency; (ii) to provide for the assumption by a successor corporation of the obligations of the Company or any Subsidiary Guarantor under the Indenture, (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities; (iv) to evidence and provide for the acceptance by a successor trustee; provided that the successor trustee is otherwise qualified and eligible to act as such under the terms of the Indenture; (v) to add Guarantees with respect to the Securities or to otherwise comply with the provisions described under Article 11 of the Indenture or to secure the Securities; (vi) to add to the covenants of the Company or a Subsidiary Guarantor, if any, for the benefit of the Holders or to surrender any right or power conferred upon the Company or any Subsidiary Guarantor; (vii) to comply with any requirements of the SEC in connection with the qualifying, or maintaining the qualification of, the Indenture under the Trust Indenture Act; (viii) to make any change that does not adversely affect the rights of any Holder; (ix) to provide for a PIK Payment or the issuance of Additional Securities (and the grant of security for the benefit of Additional Securities) in accordance with the terms of the Indenture; (x) to make any amendment to the provisions of the Indenture relating to the transfer and legending of the Securities; provided, however, that (a) compliance with the Indenture as so amended would not result in the Securities being transferred in violation of the Securities Act or any other securities law and (b) such amendment does not materially and adversely affect the rights of the Holders to transfer the Securities under applicable securities laws; (xi) to conform the text of the Indenture, the Guarantees or the Securities to any provision of the “Description of Notes” in the Offering Memorandum to the extent that such provision in the “Description of Notes” was intended to be a verbatim recitation of a provision of the Indenture, the Guarantees or the Securities; (xii) to comply with the rules of any applicable securities depositary; or (xiii) in the event that PIK Securities are issued in certificated form, to make appropriate amendments to the Indenture to reflect an appropriate minimum denomination of certificated PIK Securities and establish minimum redemption amounts for certificated PIK Securities.

13. Defaults and Remedies

Under the Indenture, Events of Default include (a) default for 30 days in payment of interest on the Securities; (b) default in payment of principal on the Securities at maturity, upon redemption pursuant to paragraph 5 herein, upon acceleration or otherwise, or failure by the Company to redeem or purchase Securities when required; (c) failure to comply with Section 5.01 of the Indenture; (d) failure by the Company or any Significant Subsidiary to comply with other agreements in the Indenture (other than those referred to in clauses (a) and (b) above) and such failure continues for 60 days after notice; (e) certain accelerations (including failure to pay within any grace period after final maturity) of other Indebtedness of the Company if the amount accelerated (or so unpaid) exceeds $20.0 million; (f) certain events of bankruptcy or insolvency with respect to the Company and any Significant Subsidiaries; and (g) certain judgments or decrees for the payment of money in excess of $20.0 million. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of principal or interest) if it determines that withholding notice is in the interest of the Holders.

14. Trustee Dealings with the Company

Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

15. No Recourse Against Others

A director, officer, employee, incorporator or stockholder, as such, of the Company or any Subsidiary Guarantor or the Trustee shall not have any liability for any obligations of the Company or any Subsidiary Guarantor under the Securities, the Indenture, any Guarantee or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

16. Authentication

This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

17. Abbreviations

Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

18. CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP and ISIN numbers to be printed on the Securities and has directed the Trustee to use CUSIP and ISIN numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

19. Governing Law

THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                    agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date: ________________             Your Signature: ______________________________

Sign exactly as your name appears on the other side of this Security.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(d)(1) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

to the Company; or

(1)	pursuant to an effective registration statement under the Securities Act of 1933; or

(2)	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(3)	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
Notice: To be executed by an executive officer

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The initial principal amount of this Global Security is $25,000,000. The following increases or decreases in this Global Security have been made:

Date of Exchange/PIK Issuance	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee or Securities Custodian

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.06 (Asset Sale) or 4.09 (Change of Control) of the Indenture, check the box: ☐

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.06 (Asset Sale) or 4.09 (Change of Control) of the Indenture, state the amount in principal amount: $[            ]

Dated: _______________	Your Signature: __________________________
(Sign exactly as your name appears on the other side of this Security.)

Signature Guarantee:
(Signature must be guaranteed)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06(h) OF THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.10 OF THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

(1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE “SECURITIES ACT”) (A “QIB”) OR (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR FOR THE BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFF-SHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,

(2) AGREES THAT IT WILL NOT, WITHIN, THE TIME PERIOD REFERRED TO UNDER RULE 144(d)(1) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB OR AN ACCREDITED INVESTOR PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB OR AN ACCREDITED INVESTOR, RESPECTIVELY, IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION (OTHER THAN PROVIDED BY RULE 144) UNDER THE SECURITIES ACT (IF

AVAILABLE AND PROVIDED THAT PRIOR TO SUCH TRANSFER, THE TRUSTEE IS FURNISHED WITH AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(D) OR (2)(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANING GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON, NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON, AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

No. S-2	$0
CUSIP No. U2060R AA8* ISIN No. USU2060RAA87†

COOPER-STANDARD HOLDINGS INC.

Senior PIK Toggle Notes due 2018

Cooper-Standard Holdings Inc., a Delaware corporation, promises to pay to Cede & Co., or registered assigns, the principal sum listed on the Schedule of Increases or Decreases in Global Security attached hereto on April 1, 2018.

Interest Payment Dates: April 1 and October 1.

Record Dates: March 15 and September 15.

Additional provisions of this Security are set forth on the other side of this Security.

[Signature page follows]

*	Temporary CUSIP No.: U2060R AB6
†	Temporary ISIN No.: USU2060RAB60

Dated: May 20, 2013

COOPER-STANDARD HOLDINGS INC.

By:
Name: Title:

[Cooper-Standard Holdings Inc. PIK Toggle Notes due 2018 – Regulation S Note 2]

Dated: May 20, 2013

TRUSTEE’S CERTIFICATE OF AUTHENTICATION U.S. BANK NATIONAL ASSOCIATION, as Trustee, certifies that this is one of the Securities referred to in the Indenture.

By
Authorized Signatory

[Cooper-Standard Holdings Inc. PIK Toggle Notes due 2018 – Regulation S Note 2]

REVERSE SIDE OF INITIAL SECURITY

Senior PIK Toggle Note due 2018

1. Interest

The Company promises to pay interest on the principal amount of this Security at the rate of 7.375% per annum with respect to Cash Interest (as defined below) and 8.125% per annum with respect to any PIK Interest. The Company will pay interest semiannually on April 1 and October 1 (each such date, an “Interest Payment Date”) of each year, commencing October 1, 2013. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from April 3, 2013. Interest will be computed on the basis of a 360-day year of twelve 30-day months. All Securities issued pursuant to a PIK Payment will mature on April 1, 2018 and will be governed by, and subject to the terms, provisions and conditions of, the Indenture and shall have the same rights and benefits as the Securities issued on the Issue Date.

2. Method of Payment

The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the March 15 or September 15 (each such date, a “Regular Record Date”) next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date.

Except as provided in the immediately succeeding sentence and the definition of “Applicable Amount” below, interest on the Securities shall be payable entirely in cash (such interest, “Cash Interest”) on the then outstanding principal amount of the Securities. For any Interest Period (as defined below) after the initial Interest Period, if the Applicable Amount (as defined below) as determined on the Determination Date (as defined below) for such Interest Period shall:

equal or exceed 75%, but be less than 100%, of the aggregate amount of Cash Interest that would otherwise be due on the relevant Interest Payment Date, then the Company may, at its option, elect to pay interest on (a) 25% of the then outstanding principal amount of the Securities by increasing the principal amount of the then outstanding Global Securities or by issuing PIK Securities and (b) 75% of the then outstanding principal amount of the Securities in cash;

equal or exceed 50%, but be less than 75%, of the aggregate amount of Cash Interest that would otherwise be due on the relevant Interest Payment Date, then the Company may, at its option, elect to pay interest on (a) 50% of the then outstanding principal amount of the Securities by increasing the principal amount of the then outstanding Global Securities or by issuing PIK Securities and (b) 50% of the then outstanding principal amount of the Securities in cash;

equal or exceed 25%, but be less than 50%, of the aggregate amount of Cash Interest that would otherwise be due on the relevant Interest Payment Date, then the Company may, at its option, elect to pay interest on (a) 75% of the then outstanding principal amount of the Securities by increasing the principal amount of the then outstanding Global Securities or by issuing PIK Securities and (b) 25% of the then outstanding principal amount of the Securities in cash; or

be less than 25% of the aggregate amount of Cash Interest that would otherwise be due on the relevant Interest Payment Date, then the Company may, at its option, elect to pay interest on the Securities entirely by increasing the principal amount of the then outstanding Global Securities or by issuing PIK Securities.

[Cooper-Standard Holdings Inc. PIK Toggle Notes due 2018 – Regulation S Note 2]

The insufficiency or lack of funds available to the Company to pay Cash Interest as required by the preceding paragraph shall not permit the Company to pay PIK Interest (including Partial PIK Interest) in respect of any Interest Period and the sole right of the Company to elect to pay PIK Interest shall be as (and to the extent) provided in the immediately preceding paragraph.

As used herein,

(i) “Applicable Amount” shall be the amount equal to the sum (without duplication) of (i) (a) the maximum amount of all dividends and distributions which, as of the applicable Determination Date, would be permitted to be paid in cash to the Company (in a manner that does not restrict the use of such cash for paying Cash Interest) by all direct and indirect Restricted Subsidiaries of the Company after giving effect to all corporate, shareholder or other comparable actions required in order to make such payment, requirements of applicable law and all restrictions on the ability to make such dividends or distributions which are otherwise permitted by the covenant described under Section 4.05 of the Indenture (including, without limitation, any restrictions and limitations in the Credit Agreement, the Existing Indebtedness or any agreement that amends, modifies, renews, increases, supplements, refunds, replaces or refinances such Indebtedness) and, in each case, without regard to whether any such Restricted Subsidiary shall have any funds available to make any such dividends or distributions less (b) $10.0 million and (ii) (a) all cash and Cash Equivalents on hand at the Company as of such Determination Date (other than any cash and Cash Equivalents on hand at the Company which have been distributed to the Company and the distribution of which is conditioned upon such cash and Cash Equivalents being utilized for a purpose other than paying Cash Interest (including, without limitation, amounts permitted to be distributed to the Company solely for the purpose of paying taxes attributable to the Company’s consolidated Subsidiaries) as the result of restrictions on the ability to make such dividends or distributions; provided such restrictions are otherwise permitted by the covenant described under Section 4.05 of the Indenture (including, without limitation, any restrictions and limitations in the Credit Agreement, the Existing Indebtedness or any agreement that amends, modifies, renews, increases, supplements, refunds, replaces or refinances such Indebtedness)) less (b) $2.0 million; provided that (x) there shall be excluded from this clause (ii) any net proceeds from the Securities issued on the Issue Date pending the final application of such proceeds pursuant to Sections 3.07 and 4.14 of the Indenture and (y) the amount pursuant to this clause (ii) shall not be less than $0.

To the extent that interest on the Securities with respect to an Interest Period will not be paid entirely in cash, the Applicable Amount shall be calculated by the Company and shall be set forth in an Officer’s Certificate delivered to the Trustee prior to the first day of the relevant Interest Period in which it is to be applied, which Officer’s Certificate shall set forth in reasonable detail the Company’s determination of each component of this definition and in the case of clause (i)(a) identifying in reasonable detail the applicable restriction(s) and the maximum amount of funds which may be paid after giving effect to such restriction. To the extent the Company is required to pay Cash Interest for all or any portion of the interest due on any Interest Payment Date, the Company shall and shall cause each of its Restricted Subsidiaries to take all such shareholder, corporate and other actions necessary or appropriate to permit the making of any such dividends or distributions;

“Determination Date” shall mean, with respect to each Interest Period, the fifteenth calendar day immediately prior to the first day of the relevant Interest Period; and

“Interest Period” shall mean the period commencing on and including an Interest Payment Date and ending on and including the day immediately preceding the next succeeding Interest Payment Date, with the exception that the first Interest Period shall commence on and include the Issue Date and end on and include September 30, 2013 (the Interest Payment Date for any Interest Period shall be the Interest Payment Date occurring on the day immediately following the last day of such Interest Period).

In the event that the Company shall determine to pay PIK Interest (including Partial PIK Interest) for any Interest Period, then the Company shall deliver a notice to the Trustee following the Determination Date but prior to the first day of the relevant Interest Period, which notice shall state the total amount of interest to be paid on such Interest Payment Date and the amount of such interest to be paid as PIK Interest or Partial PIK Interest, as the case may be. The Trustee shall promptly deliver a copy of the notice to the Holders. Interest for the first Interest Period commencing on the Issue Date shall be payable entirely in cash.

Notwithstanding anything to the contrary, the payment of accrued interest in connection with any redemption or repurchase of Securities as described under Section 3.07 of the Indenture or in connection with any repurchase of Securities as described under Sections 4.06 and 4.09 shall be made solely in cash.

Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal (and premium, if any) and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Principal of, premium, if any, and Cash Interest on the Securities will be payable at the office or agency of the Company maintained for such purpose or, at the option of the Company, payment of Cash Interest may be made through the paying agent by check mailed to the Securityholders at their respective addresses set forth in the register of Securityholders; provided that all payments of principal, premium, if any, and Cash Interest with respect to the Securities represented by one or more global notes registered in the name of or held by DTC or its nominee will be made through the paying agent by wire transfer of immediately available funds to the accounts specified by the Securityholder or Securityholders thereof; provided, however, that payments on a certificated Security may be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion). Until otherwise designated by the Company, the Company’s office or agency will be the office of the Trustee maintained for such purpose. Any PIK Interest (including Partial PIK Interest) on the Securities will be payable (x) with respect to Securities represented by one or more Global Securities registered in the name of, or held by, DTC or its nominee on the relevant record date, by increasing the principal amount of the outstanding Global Securities by an amount equal to the amount of PIK Interest for the applicable Interest Period (rounded down to the nearest whole dollar) and (y) with respect to Securities represented by certificated Securities, by issuing PIK Securities in certificated form in an aggregate principal amount equal to the amount of PIK Interest for the applicable Interest Period (rounded down to the nearest whole dollar), and the Trustee will, at the request of the Company, authenticate and deliver such PIK Securities in certificated form for original issuance to the holders on the relevant Regular Record Date, as shown by the records of the register of holders. In the event that the Company is entitled to and elects to pay Partial PIK Interest for any Interest Period, each holder will be entitled to receive Cash Interest in respect of the applicable percentage of the principal amount of the Securities held by such holder on the relevant Regular Record Date and PIK Interest in respect of the remaining percentage of the principal amount of the Securities held by such holder on the relevant Regular Record Date. Following an increase in the principal amount of the outstanding Global Securities as a result of a PIK Payment, the Global Securities will bear interest on such increased principal amount from and after the date of such PIK Payment. Any PIK Securities issued in certificated form will be dated as of the applicable Interest Payment Date and will bear interest from and after such date. All Securities issued pursuant to a PIK Payment will mature on April 1, 2018 and will be governed by, and subject to the terms, provisions and conditions of, the Indenture and shall have the same rights and benefits as the Securities issued on the Issue Date. Any certificated PIK Securities will be issued with the description “PIK” on the face of such PIK Security.

3. Paying Agent and Registrar

Initially, U.S. Bank National Association, a national banking association (the “Trustee”), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4. Indenture

The Company issued the Securities under an Indenture dated as of April 3, 2013 (as amended, modified and supplemented, the “Indenture”), between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. §§ 77aaa-77bbbb) as in effect on the date of the Indenture (the “Act”). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities include all such terms, and Securityholders are referred to the Indenture and the Act for a statement of those terms.

The Securities are senior unsecured obligations of the Company. The Company shall be entitled, subject to its compliance with Section 4.03 of the Indenture, to issue Additional Securities pursuant to Section 2.13 of the Indenture. The Initial Securities issued on the Issue Date, any PIK Securities and any Additional Securities will be treated as a single class for all purposes under the Indenture including waivers, amendments, redemptions and offers to purchase; provided, however, that if any such Additional Securities are not fungible with the Securities (including any outstanding PIK Securities), such Additional Securities shall have a different CUSIP number (or other applicable identifying number). The Indenture contains covenants that, among other things, limit the ability of the Company and its subsidiaries to incur additional indebtedness; pay dividends or distributions on, or redeem or repurchase capital stock; make investments; engage in transactions with affiliates; transfer or sell assets; guarantee indebtedness; restrict dividends or other payments of subsidiaries; and consolidate, merge or transfer all or substantially all of its assets and the assets of its subsidiaries. These covenants are subject to important exceptions and qualifications.

5. Optional Redemption

Except as set forth below, the Company shall not be entitled to redeem the Securities.

On and after April 1, 2014, the Company shall be entitled at its option to redeem all or a portion of the Securities upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed in percentages of principal amount on the redemption date), plus accrued and unpaid interest to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period commencing on April 1 of the years set forth below:

Period	Redemption Price
2014	102.000%
2015	101.000%
2016 and thereafter	100.000%

Prior to April 1, 2014, the Company will be entitled at its option to redeem all or any portion of the Securities at a redemption price equal to 100% of the principal amount of such Securities plus the Applicable Premium as of, and any accrued and unpaid interest to, the redemption date (subject to the right of the Securityholders on the relevant record date to receive interest due on the relevant interest payment date). Notice of such redemption must be mailed by first-class mail to each Securityholder’s registered address, not less than 30 nor more than 60 days prior to the redemption date.

Prior to April 1, 2014, the Company will be entitled at its option on one or more occasions to redeem all or a portion of the Securities issued at a redemption price (expressed as a percentage of principal amount) of 102.000%, plus accrued and unpaid interest to the redemption date, with the net cash proceeds from one or more Equity Offerings; provided, however, each such redemption occurs within 90 days after the date of the related Equity Offering.

6. Selection and Notice of Redemption

If the Company is redeeming less than all the Securities at any time, the Trustee will select Securities in compliance with the requirements of the principal national securities exchange, if any, on which such Securities are listed, or, if such Securities are not so listed, on a pro rata basis or by lot or such similar method in accordance with the procedures of DTC; provided that no Securities of $2,000 or less shall be purchased or redeemed in part (or if a PIK Payment has been made, no Securities of $1.00 and any integral multiple of $1.00 in excess thereof can be redeemed or repurchased in part).

With respect to any redemption, the Company will cause notices of redemption to be sent electronically or mailed by first-class mail or provided otherwise in accordance with the procedures of DTC at least 30 but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at its registered address, except that redemption notices may be sent or mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Securities or a satisfaction and discharge of the Indenture. Notwithstanding anything to the contrary contained in the Indenture, notice of a redemption upon an Equity Offering may be made in advance of an Equity Offering, subject to one or more conditions precedent, including but not limited to the consummation of such Equity Offering.

If any Security is to be redeemed in part only, the notice of redemption that relates to that Security will state the portion of the principal amount thereof to be redeemed. The Company will issue a new Security in a principal amount equal to the unredeemed portion of the original Security in the name of the Holder upon cancellation of the original Security. Securities called for redemption become due on the date fixed for redemption. On and after the redemption date, interest will cease to accrue on Securities or portions of them called for redemption.

7. Put Provisions

Upon a Change of Control after the Issue Date, any Holder of Securities will have the right to cause the Company to repurchase all or any part of the Securities of such Holder at a repurchase price equal to 101% of the principal amount of the Securities to be repurchased plus accrued and unpaid interest to the date of repurchase (subject to the right of holders of record on the relevant record date to receive interest due on the related interest payment date) as provided in, and subject to the terms of, the Indenture.

8. Denominations; Transfer; Exchange

The Securities are in registered form in minimum denominations of $2,000 principal amount and whole multiples of $1,000 in excess thereof (other than PIK Securities which may be issued in minimum denominations of $1.00 and any integral multiple thereof, and any increase in the principal amount of the Global Securities as a result of PIK Interest may be made in integral multiples of $1.00). A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed or between a record date and the next succeeding interest payment date.

9. Persons Deemed Owners

The registered Holder of this Security may be treated as the owner of it for all purposes.

10. Unclaimed Money

If money for the payment of principal (and premium, if any) or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

11. Discharge and Defeasance

Subject to certain conditions, the Company at any time shall be entitled to terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal (and premium, if any) and interest on the Securities to redemption or maturity, as the case may be.

12. Amendment, Waiver

Subject to certain exceptions set forth in the Indenture, (1) the Indenture and the Securities may be amended with the written consent of the Holders of at least a majority in principal amount outstanding of the Securities and (2) any default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in principal amount outstanding of the Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company, the Subsidiary Guarantors, if any, and the Trustee shall be entitled to amend the Indenture or the Securities (i) to cure any ambiguity, omission, defect, mistake or inconsistency; (ii) to provide for the assumption by a successor corporation of the obligations of the Company or any Subsidiary Guarantor under the Indenture, (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities; (iv) to evidence and provide for the acceptance by a successor trustee; provided that the successor trustee is otherwise qualified and eligible to act as such under the terms of the Indenture; (v) to add Guarantees with respect to the Securities or to otherwise comply with the provisions described under Article 11 of the Indenture or to secure the Securities; (vi) to add to the covenants of the Company or a Subsidiary Guarantor, if any, for the benefit of the Holders or to surrender any right or power conferred upon the Company or any Subsidiary Guarantor; (vii) to comply with any requirements of the SEC in connection with the qualifying, or maintaining the qualification of, the Indenture under the Trust Indenture Act; (viii) to make any change that does not adversely affect the rights of any Holder; (ix) to provide for a PIK Payment or the issuance of Additional Securities (and the grant of security for the benefit of Additional Securities) in accordance with the terms of the Indenture; (x) to make any amendment to the provisions of the Indenture relating to the transfer and legending of the Securities; provided, however, that (a) compliance with the Indenture as so amended would not result in the Securities being transferred in violation of the Securities Act or any other securities law and (b) such amendment does not materially and adversely affect the rights of the Holders to transfer the Securities under applicable securities laws; (xi) to conform the text of the Indenture, the Guarantees or the Securities to any provision of the “Description of Notes” in the Offering Memorandum to the extent that such provision in the “Description of Notes” was intended to be a verbatim recitation of a provision of the Indenture, the Guarantees or the Securities; (xii) to comply with the rules of any applicable securities depositary; or (xiii) in the event that PIK Securities are issued in certificated form, to make appropriate amendments to the Indenture to reflect an appropriate minimum denomination of certificated PIK Securities and establish minimum redemption amounts for certificated PIK Securities.

13. Defaults and Remedies

Under the Indenture, Events of Default include (a) default for 30 days in payment of interest on the Securities; (b) default in payment of principal on the Securities at maturity, upon redemption pursuant to paragraph 5 herein, upon acceleration or otherwise, or failure by the Company to redeem or purchase Securities when required; (c) failure to comply with Section 5.01 of the Indenture; (d) failure by the Company or any Significant Subsidiary to comply with other agreements in the Indenture (other than those referred to in clauses (a) and (b) above) and such failure continues for 60 days after notice; (e) certain accelerations (including failure to pay within any grace period after final maturity) of other Indebtedness of the Company if the amount accelerated (or so unpaid) exceeds $20.0 million; (f) certain events of bankruptcy or insolvency with respect to the Company and any Significant Subsidiaries; and (g) certain judgments or decrees for the payment of money in excess of $20.0 million. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of principal or interest) if it determines that withholding notice is in the interest of the Holders.

14. Trustee Dealings with the Company

Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

15. No Recourse Against Others

A director, officer, employee, incorporator or stockholder, as such, of the Company or any Subsidiary Guarantor or the Trustee shall not have any liability for any obligations of the Company or any Subsidiary Guarantor under the Securities, the Indenture, any Guarantee or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

16. Authentication

This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

17. Abbreviations

Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

18. CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP and ISIN numbers to be printed on the Securities and has directed the Trustee to use CUSIP and ISIN numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

19. Governing Law

THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                    agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date: ________________             Your Signature: ______________________________

Sign exactly as your name appears on the other side of this Security.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(d)(1) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

to the Company; or

(1)	pursuant to an effective registration statement under the Securities Act of 1933; or

(2)	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(3)	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
Notice: To be executed by an executive officer

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The initial principal amount of this Global Security is $0. The following increases or decreases in this Global Security have been made:

Date of Exchange/PIK Issuance	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee or Securities Custodian

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.06 (Asset Sale) or 4.09 (Change of Control) of the Indenture, check the box: ☐

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.06 (Asset Sale) or 4.09 (Change of Control) of the Indenture, state the amount in principal amount: $[            ]

Dated: _______________	Your Signature: __________________________
(Sign exactly as your name appears on the other side of this Security.)

Signature Guarantee:
(Signature must be guaranteed)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.